Exhibit 99.2

CMD Inc.

CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED

SEPTEMBER 30, 2024 and 2023

(UNAUDITED)

CMD Inc.

CONDENSED CONSOLIDATED

BALANCE SHEETS

	September 30, 2024	December 31, 2023
ASSETS	(Unaudited)

Current Assets
Cash and cash equivalents	$4,813,138	$641,526
Accounts receivables, net	6,178,698	5,284,862
Contract assets, net	1,860,806	1,373,107
Inventory	880,809	1,239,067
Prepaid expenses and other current assets	1,350	80,898
Total Current Assets	13,734,801	8,619,460

Property and equipment, net	2,949,642	3,147,878
TOTAL ASSETS	$16,684,443	$11,767,338

LIABILITIES AND OWNERS’ EQUITY

Current Liabilities
Accounts payable and accrued expenses	$1,215,689	$1,317,270
Contract liabilities	2,305,055	1,901,655
Current portion of finance lease liabilities	110,172	311,117
Current portion of notes payable	115,558	240,946
Total Current Liabilities	3,746,474	3,770,988

Finance lease liabilities, net of current portion	122,642	17,636
Notes payable, net of current portion	3,701,960	3,826,836
TOTAL LIABILITIES	7,571,076	7,615,460

OWNERS’ EQUITY	9,113,367	4,151,878
TOTAL LIABILITIES AND OWNERS’ EQUITY	$16,684,443	$11,767,338

The accompanying notes are an integral part of these condensed consolidated financial statements

CMD Inc.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

AND CHANGES IN OWNERS’ EQUITY

(UNAUDITED)

	For the Nine Months Ended September 30,
	2024	2023
Revenues	$23,296,729	$19,128,810
Cost of revenues	12,513,565	12,002,943
Gross Profit	10,783,164	7,125,867

Operating Expenses
Personnel	2,818,439	2,402,610
Depreciation	223,584	196,652
General and administrative	994,240	892,171
Professional fees	71,665	34,186
Total Operating Expenses	4,107,928	3,525,619

INCOME FROM OPERATIONS	6,675,236	3,600,248

Other Income (Expenses)
Other income	22,127	836
Interest expense	(128,308)	(165,867)
Gain on disposal of property and equipment	-	28,767
Realized loss from marketable securities	-	(17,714)
Total Other Expenses	(106,181)	(153,978)

NET INCOME	$6,569,055	$3,446,270

OWNERS’ EQUITY – BEGINNING	4,151,878	(1,293,277)
OWNERS’ DISTRIBUTIONS	(1,607,566)	(273,837)
NET INCOME	6,569,055	3,446,270
OWNERS’ EQUITY – ENDING	$9,113,367	$1,879,156

The accompanying notes are an integral part of these condensed consolidated financial statements

CMD Inc.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the Nine Months Ended September 30,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$6,569,055	$3,446,270
Adjustments to reconcile net income to net cash provided by operating activities:
Gain on disposal of property and equipment	-	(28,767)
Depreciation	223,584	196,652
Changes in operating assets and liabilities:
Accounts receivable	(893,836)	(3,260,862)
Inventory	358,258	(92,483)
Contract assets	(487,699)	(466,197)
Prepaid expenses and other current assets	79,548	(500)
Accounts payable and accrued expenses	(101,581)	936,765
Contract liabilities	403,400	802,112
Net cash provided by operating activities	6,150,729	1,532,990

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(25,348)	(28,969)
Proceeds from disposal of property and equipment	-	37,100
Net investment in marketable securities	-	472,568
Net cash provided by (used in) investing activities	(25,348)	480,699

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of notes payable and finance lease liabilities	(346,203)	(276,986)
Repayments of lines of credit	-	(305,000)
Distributions paid	(1,607,566)	(273,837)
Net cash used in financing activities	(1,953,769)	(855,823)

NET CHANGE IN CASH AND CASH EQUIVALENTS	4,171,612	1,157,866

CASH AND CASH EQUIVALENTS
Beginning of the period	641,526	282,691
End of the period	$4,813,138	1,440,557

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest	$138,604	176,477

NON-CASH INVESTING AND FINANCING ACTIVITIES
Financed purchases of property and equipment	$-	$87,615

The accompanying notes are an integral part of these condensed consolidated financial statements

CMD Inc.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2024

(UNAUDITED)

NOTE 1—BASIS OF PRESENTATION AND OTHER INFORMATION

The accompanying unaudited interim condensed consolidated financial statements of CMD Inc. (“CMD” or the “Company”) have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) as codified in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) and do not include all the information and footnotes required by GAAP for complete financial statements. These unaudited interim condensed consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements for the years ended December 31, 2023 and 2022. In the opinion of management, all adjustments considered necessary for a fair presentation of the financial statements, consisting solely of normal recurring adjustments, have been made. Operating results for the nine months ended September 30, 2024 are not necessarily indicative of the results that may be expected for the year ending December 31, 2024.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of CMD, its wholly owned subsidiary CMD Finish Carpentry LLC, as well as variable interest entities (“VIEs”) of which CMD is deemed to be the primary beneficiary (see Note 2). All intercompany accounts and transactions have been eliminated in consolidation.

Recently Adopted Accounting Pronouncements

In October 2021, the FASB issued Accounting Standards Update (“ASU”) 2021-08, “Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers.” The amendments in this update require acquiring entities to apply ASC 606, “Revenue from Contracts with Customers,” to recognize and measure contract assets and contract liabilities in business combinations. The amendments in this update are effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years, for private companies. The Company will adopt this guidance for business combinations occurring on or after the effective date. The adoption of this standard is not expected to have a material impact on the Company’s consolidated financial statements.

The Company currently believes there are no other issued and not yet effective accounting standards that are materially relevant to its condensed consolidated financial statements.

NOTE 2—VARIABLE INTEREST ENTITIES

CMD consolidates Delancey LLC (“Delancey”) and CD Gowan LLC (“CD Gowan”) in accordance with ASC 810,”Consolidation,” as CMD is deemed to be the primary beneficiary of these entities. These entities were established solely to own and lease real estate to CMD, which is their sole tenant and primary source of cash flows. A VIE is consolidated by the primary beneficiary when it has both (1) the power to direct the activities of the VIE that most significantly affect the VIE’s economic performance and (2) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. As a result, Delancey and CD Gowan are included in the Company’s condensed consolidated financial statements, and all intercompany transactions, including lease payments, are eliminated in consolidation.

CMD Inc.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2024

(UNAUDITED)

The carrying amounts and classification of assets and liabilities for variable interest entities in the condensed consolidated balance sheet as of September 30, 2024 and December 31, 2023 are as follows:

	September 30, 2024	December 31, 2023
ASSETS

Current Assets
Cash and cash equivalents	$10,972	$20,170
Total Current Assets	10,972	20,170

Property and equipment, net	2,443,580	2,508,560
TOTAL ASSETS	$2,454,552	$2,528,730

LIABILITIES AND OWNERS’ DEFICIT

Current Liabilities
Current portion of notes payable	$88,680	$115,221
Total Current Liabilities	88,680	115,221

Notes payable, net of current portion	3,193,003	3,255,142
TOTAL LIABILITIES	3,281,683	3,370,363

OWNERS’ DEFICIT	(827,131)	(841,633)
TOTAL LIABILITIES AND OWNERS’ DEFICIT	$2,454,552	$2,528,730

NOTE 3—DISAGGREGATION OF REVENUES

Revenue is primarily derived from contracts with customers for finished carpentry and related products and services, including doors, frames, trim, hardware, millwork, cabinetry, and specialty construction accessories.

The Company’s revenues for the nine months ended September 30, 2024 and 2023 are disaggregated as follows:

	For the Nine Months Ended September 30,
	2024	2023
Doors, frames, hardware, and trim	$16,949,735	$15,899,464
Cabinetry and millwork	5,809,779	2,930,235
Specialty construction accessories	537,215	299,111
Total revenues	$23,296,729	$19,128,810

NOTE 4—PROPERTY AND EQUIPMENT

Property and equipment as of September 30, 2024 and December 31, 2023 consisted of the following:

	September 30, 2024	December 31, 2023
Machinery and equipment	$702,625	$696,854
Office furniture and equipment	214,598	195,021
Transportation equipment	361,606	361,606
Buildings [1]	2,600,000	2,600,000
Land [1]	305,000	305,000
Total property and equipment	4,183,829	4,158,481
Less: accumulated depreciation	(1,234,187)	(1,010,603)
Total property and equipment, net	$2,949,642	$3,147,878

[1]	The buildings and land were owned by VIEs in which CMD is deemed to be the primary beneficiary. Refer to Note 2 for further details.

Depreciation expense for the nine months ended September 30, 2024 and 2023 was $223,584 and $196,652, respectively.

CMD Inc.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2024

(UNAUDITED)

NOTE 5—ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses as of September 30, 2024 and December 31, 2023 consisted of the following:

	September 30, 2024	December 31, 2023
Trade accounts payable	$1,081,486	$1,110,869
Credit cards payable	20,868	19,324
Accrued payroll liabilities	62,357	126,821
Accrued sales and use tax	38,999	37,981
Accrued interest	11,979	22,275
Total accounts payable and accrued expenses	$1,215,689	$1,317,270

NOTE 6—FINANCE LEASES

Finance leases as of September 30, 2024 and December 31, 2023 consisted of the following:

	September 30, 2024	December 31, 2023
Machinery and equipment	$568,861	$568,861
Less: accumulated depreciation	(307,705)	(222,421)
Total leased equipment, net	$261,156	$346,440

Finance lease liabilities, current portion	110,172	311,117
Finance lease liabilities, long-term	122,642	17,636
Total finance lease liabilities	$232,814	$328,753

Weighted-average remaining lease term (months)	2.1	2.7
Weighted average discount rate	4.7%	5.0%

Depreciation expense from financed equipment for the nine months ended September 30, 2024 and 2023 was $85,284 and $82,289, respectively. Interest expense from financed equipment for the nine months ended September 30, 2024 and 2023 was $10,637 and $14,537, respectively.

Estimated future minimum payments of finance leases for the next five years consists of the following as of September 30, 2024:

Year Ending December 31,	Amount
2024 (remaining)	$33,156
2025	113,673
2026	97,342
Total	244,171
Less: amount representing interest	(11,357)
Total finance lease liabilities	$232,814

CMD Inc.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2024

(UNAUDITED)

NOTE 7—NOTES PAYABLE

Notes payable as of September 30, 2024 and December 31, 2023 consisted of the following:

	September 30, 2024	December 31, 2023
Vehicle loans	$35,835	$105,148
SBA EIDL loan	500,000	500,000
Chase Bank loan (Delancey building)[1]	1,761,389	1,817,128
Chase Bank loan (CD Gowan building) [1]	829,304	848,507
SBA loan (CD Gowan building) [1]	690,990	704,728
Note payable (materials purchase)	-	92,271
Total notes payable	$3,817,518	$4,067,782

Current portion of notes payable	$115,558	$240,946
Notes payable, net of current portion	$3,701,960	$3,826,836

[1]	These three loans represent building loans held by VIEs in which CMD is deemed to be the primary beneficiary. Refer to Note 2 for further details.

Estimated future minimum principal payments of notes payable for the next five years consists of the following as of September 30, 2024:

Year Ending December 31,	Amount
2024 (remaining)	$36,218
2025	120,251
2026	147,707
2027	195,547
2028	246,262
Thereafter	3,071,433
Total payments	$3,817,518

NOTE 8—SUPPLIER AND CUSTOMER CONCENTRATIONS

Significant customers and suppliers are those that account for greater than ten percent of the Company’s revenues and purchases.

For the nine months ended September 30, 2024 and 2023, the Company had six customers, whose total revenue accounted for 48.2% percent and 53.8% percent of the Company’s revenue, respectively.

For the nine months ended September 30, 2024 and 2023, the Company purchased a substantial portion of finished goods from two third-party vendors, which compromised 35.9% percent and 41.6% percent of the Company’s purchases, respectively. The Company believes there are other suppliers that could be substituted should any of the suppliers become unavailable or non-competitive.

NOTE 9—COMMITMENTS AND CONTINGENCIES

There are no legal proceedings which the Company believes will have a material adverse effect on its financial position.

CMD Inc.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2024

(UNAUDITED)

NOTE 10—SUBSEQUENT EVENTS

Completed Acquisition

On November 4, 2024, 1847 CMD Inc. (“1847 CMD”), a wholly owned subsidiary of 1847 Holdings LLC (the “1847 Holdings”), entered into a stock and membership interest purchase agreement with Christopher M. Day (who owns 100% of CMD), which was amended and restated on December 5, 2024 and further amended on December 13, 2024 and December 16, 2024 (as so amended, the “CMD Purchase Agreement”). Pursuant to the CMD Purchase Agreement, 1847 CMD agreed to acquire (the “Acquisition”), all of the issued and outstanding capital stock of CMD and all of the membership interests of CMD Finish Carpentry LLC, a Nevada limited liability company (“Finish” and together with CMD, the “CMD Companies”), from The CD Trust, dated October 18, 2021 (the “Seller”).

On December 16, 2024, closing of the transactions contemplated by the CMD Purchase Agreement was completed. Pursuant to the CMD Purchase Agreement, 1847 CMD acquired the CMD Companies for an aggregate purchase price of $18,750,000, consisting of $17,750,000 in cash (subject to adjustments) and $1,000,000 of a promissory note in the principal amount of $1,050,000 (collectively, the “Purchase Price”), the remaining $50,000 of which is allocated for Seller’s expenses. 1847 CMD also paid $25,000 in cash at the closing to be applied towards the Seller’s legal fees. Upon the execution of the CMD Purchase Agreement, 1847 CMD also paid the Seller a deposit of $1,000,000, which was not applied to the Purchase Price at closing since the closing did not occur prior to December 3, 2024, as originally required by the CMD Purchase Agreement.

The Purchase Price is subject to a post-closing working capital adjustment provision. Under this provision, the Seller delivered to 1847 CMD at the closing an unaudited balance sheet of the CMD Companies as of December 12, 2024 (the “Preliminary Balance Sheet”). On or before the 75th day following the closing, 1847 CMD must deliver to the Seller an audited balance sheet of the CMD Companies as of December 12, 2024 (the “Final Balance Sheet”). If the final net working capital reflected in the Final Balance Sheet exceeds the estimated net working capital reflected in the Preliminary Balance Sheet, 1847 CMD must issue to the Seller a promissory note in the principal amount equal to such excess. If the estimated net working capital reflected in the Preliminary Balance Sheet exceeds the final net working capital reflected in the Final Balance Sheet, the Seller must, within thirty (30) days, pay to 1847 CMD an amount in cash equal to such excess.

As noted above, a portion of the Purchase Price was paid by the issuance of a promissory note in the principal amount of $1,050,000 by 1847 CMD to the Seller (the “Note”). The Note is due and payable on February 16, 2025 and does not bear interest; provided that upon a default, as described in the Note, interest shall accrue at a rate of fifteen percent (15%) per annum until such default is cured. Additionally, if any payment of principal or interest is past due by five (5) days or more, a late fee will be due in an amount equal to 7.5% of the payment due. Subject to the rights of the Senior Lenders (as defined in the Note), the Note is secured by all of the assets of 1847 CMD and the CMD Companies, pursuant to a security agreement, dated December 16, 2024, among 1847 CMD, the CMD Companies and the Seller, a pledge agreement, dated December 16, 2024, between 1847 Holdings and the Seller relating to the equity interests of 1847 CMD, and a pledge agreement, dated December 16, 2024, between 1847 CMD and the Seller relating to the equity interests of the CMD Companies. The Note is also guaranteed by 1847 Holdings and the CMD Companies, pursuant to a Guaranty, dated December 16, 2024, by 1847 Holdings and the CMD Companies in favor of the Seller.

Lease Agreements

On December 16, 2024, 1847 CMD also entered into a lease agreement with Delancey (the “Delancey Lease”) relating to the properties leased by the CMD Companies prior to the Acquisition located at 4485 Delancey Drive, Las Vegas, Nevada 89103 and 4495 Delancey Drive, Las Vegas, Nevada 89103 (collectively, the “Delancy Property”). The Delancey Lease provides for a base rent of $20,000 per month, which shall increase annually by an amount equal to three percent (3%) of the previous year’s base rent. In addition, 1847 CMD will be responsible for all taxes, insurance and certain operating costs during the lease term. Further, in the event that the mortgage lender on the Delancy Property calls the mortgage loan due to the change in tenant and Delancy is required to refinance the Delancy Property, 1847 CMD agreed to pay the costs associated with such refinancing, and the increase in the monthly mortgage payments resulting from such refinancing, if any, will be added to the base rent. The Delancey Lease expires on December 31, 2029; provided that the term may be extended for two (2) additional five (5) year periods.

CMD Inc.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2024

(UNAUDITED)

On December 16, 2024, 1847 CMD also entered into a lease agreement with CD Gowan (the “Gowan Lease”) relating to the property leased by the CMD Companies prior to the Acquisition located at 2421 East Gowan Road, North Las Vegas, Nevada 89030 (the Gowan Property”). The Gowan Lease provides for a base rent of $15,000 per month, which shall increase annually by an amount equal to three percent (3%) of the previous year’s base rent. In addition, 1847 CMD will be responsible for all taxes, insurance and certain operating costs during the lease term. Further, in the event that the mortgage lender on the Gowan Property calls the mortgage loan due to the change in tenant and CD Gowan is required to refinance the Gowan Property, 1847 CMD agreed to pay the costs associated with such refinancing, and the increase in the monthly mortgage payments resulting from such refinancing, if any, will be added to the base rent. The Gowan Lease expires on December 31, 2029; provided that the term may be extended for two (2) additional five (5) year periods.